Baxter International Inc. One Baxter Parkway Deerfield, Ill., 60015
FOR IMMEDIATE RELEASE
Media Contact:
Deborah Spak, (847) 948-2349
Investor Contacts:
Mary Kay Ladone, (847) 948-3371
Clare Trachtman, (847) 948-3085
BAXTER’S SECOND QUARTER FINANCIAL RESULTS EXCEED GUIDANCE;
COMPANY RAISES FULL-YEAR FINANCIAL OUTLOOK
Baxter Reports Double-Digit Growth in Q2 Sales and Earnings
     DEERFIELD, Ill., July 21, 2011 — Baxter International Inc. (NYSE:BAX) today announced strong financial results for the second quarter of 2011, and raised its financial outlook for full-year 2011.
     Baxter reported net income of $615 million in the second quarter, an increase of 15 percent compared to $535 million reported in the same period last year. Earnings per diluted share of $1.07 advanced 19 percent from $0.90 per diluted share in the prior-year period, and exceeded the company’s previously issued earnings guidance of $1.01 to $1.03 per diluted share. This performance reflects double-digit sales growth, operational leverage, favorable foreign exchange and the benefit from the company’s ongoing share repurchase program.
     On an adjusted basis, excluding a special item in the second quarter of 2010, Baxter’s net income and earnings per diluted share increased 10 percent

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BAXTER REPORTS 2nd QUARTER FINANCIAL RESULTS — Page 2
and 15 percent, respectively, from $557 million and $0.93 per diluted share recorded in the prior-year period.
     Worldwide sales totaled $3.5 billion and increased 11 percent compared to sales of $3.2 billion in the second quarter of 2010. Excluding the impact of foreign currency, worldwide sales increased 6 percent. Sales within the United States grew 5 percent to $1.4 billion, while international sales of $2.1 billion accelerated 15 percent (or 7 percent excluding the impact of foreign currency).
     BioScience revenues totaled $1.6 billion, representing a 14 percent increase from $1.4 billion in the comparable prior-year period. Excluding the impact of foreign currency, BioScience sales advanced 10 percent boosted by strong demand for GAMMAGARD LIQUID [Immune Globulin Intravenous (Human)] (marketed as KIOVIG outside of the United States), certain specialty plasma-based therapeutics, and vaccines.
     Medical Products sales increased 8 percent to $2.0 billion from $1.8 billion reported last year. Excluding the impact of foreign currency, Medical Products sales increased 3 percent. As previously disclosed, the company completed the divestiture of its U.S. multi-source generic injectables business to Hikma Pharmaceuticals PLC during the quarter. Excluding generic injectables sales from both years, Medical Products revenues increased 10 percent (or 5 percent excluding the impact of foreign currency), reflecting strong growth of anesthesia products, nutritional therapies, infusion systems and other injectable drugs.
     “We remain encouraged with the continued improvement in our financial performance and progress with the initiatives we have implemented to enhance our commercial, operational, and scientific effectiveness,” said Robert L.

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BAXTER REPORTS 2nd QUARTER FINANCIAL RESULTS — Page 3
Parkinson, Jr., chairman and chief executive officer. “These initiatives, combined with Baxter’s global presence, diversified portfolio, and focus on innovation, provide unique opportunities for future growth in an evolving and challenging macro-environment.”
Six-Month Results
     For the first six months of 2011, Baxter reported net income of $1.2 billion or $2.05 per diluted share, compared to net income of $472 million or $0.78 per diluted share in the same period last year. On an adjusted basis, excluding special items in the first half of 2010, Baxter’s net income for the six-month period increased 6 percent from $1.1 billion in the prior year, and earnings per diluted share increased 10 percent from $1.86 per diluted share reported in the first half of last year.
     Baxter’s worldwide sales totaled $6.8 billion and increased 11 percent (or 9 percent excluding the impact of foreign currency) compared to sales of $6.1 billion in the same period of 2010. Sales in 2010 included a revenue adjustment associated with the COLLEAGUE infusion pump of $213 million. Excluding this revenue adjustment, Baxter’s worldwide sales increased 8 percent over the prior six-month period (or 5 percent excluding the impact of foreign currency).
     During the first six months of this year, Baxter returned approximately $1.5 billion to shareholders through both dividends and share repurchases. The company paid dividends totaling $358 million and repurchased 21 million shares of Baxter common stock for $1.1 billion.

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BAXTER REPORTS 2nd QUARTER FINANCIAL RESULTS — Page 4
Recent Highlights
     Baxter continued to enhance its portfolio and new product pipeline through investments in research and development, augmented by new business development initiatives. Recent achievements include the following:
•	Acquisition of privately-held Prism Pharmaceuticals, Inc., a specialty pharmaceutical company, and the subsequent launch of NEXTERONE® (amiodarone HCl) Premixed Injection in the United States. This is the first and only ready-to-use premixed formulation of the antiarrhythmic agent amiodarone, which is immediately available for use and reduces the risk of medication errors associated with compounding.

•	Divestiture of the company’s U.S. generic injectables business to Hikma Pharmaceuticals PLC. The sale of this business, which was completed in early May, allows Baxter to redirect resources toward its proprietary, enhanced packaging offerings and formulation technologies, consistent with the company’s focus on product differentiation.

•	Submission of a Biological License Application to the U.S. Food and Drug Administration for HyQ, a subcutaneous immune globulin therapy facilitated by recombinant human hyaluronidase for use in patients with primary immunodeficiency. The company also announced top-line results of a phase III study of HyQ, which confirmed the interim results presented in late 2010.

•	Positive opinion from the Committee for Medicinal Products for Human Use of the European Medicines Agency for extension of the therapeutic indications of KIOVIG (marketed as GAMMAGARD LIQUID™ [Immune Globulin Intravenous (Human)] in the United States) to include multifocal motor neuropathy (MMN), a chronic condition characterized by progressive limb weakness. Upon adoption by the European Commission, Baxter will receive marketing authorization in all European Union Member States — representing the first centrally-licensed indication for an immunoglobulin preparation for MMN.

•	Publication of Phase II data in Circulation Research demonstrating that injections of a patient’s own CD34+ adult stem cells into targeted sites in the heart have therapeutic benefits for patients with chronic myocardial ischemia (CMI). Benefits included reduction in frequency of angina episodes and improved exercise tolerance. More than 850,000 patients in the United States experience refractory angina associated with CMI and have not responded to other therapeutic options.

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BAXTER REPORTS 2nd QUARTER FINANCIAL RESULTS — Page 5
•	Award of the “Best in KLAS” distinction for the SIGMA Spectrum Infusion System by an independent research firm in its annual customer satisfaction report “2011 Top 20 Best in KLAS Awards: Medical Equipment & Infrastructure.” The SIGMA Spectrum Infusion System scored the highest in overall performance, reliability and delivery of technology, and builds upon previous recognition of the highest perception ratings for Cost/Value and Ease of Use in an initial KLAS report released in the first quarter of 2011.
Outlook for Third Quarter and Full-Year 2011
     Baxter also announced today its guidance for the third quarter of 2011 and raised its financial outlook for the full year.
     For full-year 2011, Baxter now expects earnings, before special items, of $4.27 to $4.32 per diluted share versus previous guidance of $4.20 to $4.28 per diluted share. Baxter continues to expect to achieve sales growth of 3 to 4 percent, excluding special items and the impact of foreign currency (or 5 to 6 percent including the benefit of foreign currency). In addition, the company expects to generate cash flows from operations of approximately $2.8 billion.
     For the third quarter of 2011, the company expects sales growth, excluding the impact of foreign currency, of 3 to 4 percent (or 6 to 7 percent including the benefit of foreign currency) and earnings per diluted share of $1.07 to $1.09, before any special items.
     A webcast of Baxter’s second quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 21, 2011. Please visit Baxter’s website for more information regarding this and future investor events and webcasts.
     Baxter International Inc., through its subsidiaries, develops, manufactures and markets products that save and sustain the lives of people with hemophilia,

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BAXTER REPORTS 2nd QUARTER FINANCIAL RESULTS — Page 6
immune disorders, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.
This release includes forward-looking statements concerning the company’s financial results, outlook for 2011 and R&D pipeline. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including with respect to the company’s implementation of the COLLEAGUE recall, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; Sigma’s ability to build production capacity to meet customer demand; future actions of governmental authorities and other third parties as U.S. healthcare reform legislation and other austerity measures are implemented; additional legislation, regulation and other governmental pressures, which may affect pricing, reimbursement and rebate policies of government agencies and private payers or other elements of the company’s business; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; the availability of acceptable raw materials and component supply; fluctuations in supply and demand and the pricing of plasma-based therapies; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; any impact of the current economic conditions on Baxter and its customers; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.
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BAXTER — PAGE 7
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Three Months Ended June 30, 2011 and 2010
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended
	June 30,
	2011	2010		Change
NET SALES	$3,536	$3,194		11%

COST OF SALES	1,701	1,556		9%

GROSS MARGIN	1,835	1,638		12%

% of Net Sales	51.9%	51.3%		0.6 pts

MARKETING AND ADMINISTRATIVE EXPENSES	765	721	A	6%
% of Net Sales	21.6%	22.6%		(1.0 pt)

RESEARCH AND DEVELOPMENT EXPENSES	239	219		9%
% of Net Sales	6.8%	6.9%		(0.1 pt)

NET INTEREST EXPENSE	15	25		(40%)

OTHER EXPENSE, NET	13	3		N/M

PRE-TAX INCOME	803	670		20%

INCOME TAX EXPENSE	174	133		31%

% of Pre-Tax Income	21.7%	19.9%		1.8 pts

NET INCOME	629	537		17%

LESS: NONCONTROLLING INTERESTS	14	2		N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$615	$535		15%

BASIC EPS	$1.08	$0.90		20%

DILUTED EPS	$1.07	$0.90		19%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	570	593
Diluted	575	596

ADJUSTED PRE-TAX INCOME (excluding specified item)	$803	$698	B	15%

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified item)	$615	$557	B	10%

ADJUSTED DILUTED EPS (excluding specified item)	$1.07	$0.93	B	15%

A	Marketing and administrative expenses in 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

B	Refer to page 8 for a description of the adjustment and a reconciliation to generally accepted accounting principles (GAAP) measures.

BAXTER — PAGE 8
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Three Months Ended June 30, 2011 and 2010
Description of Adjustment and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the three months ended June 30, 2010 included a specified item which impacted the GAAP results as follows:

	Three Months Ended June 30,
	2011		2010
				Greece		Excluding
				receivable		specified
	GAAP	[1]	GAAP	charge	[2]	item	Change [3]
NET SALES	$3,536		$3,194	$—		$3,194	11%

COST OF SALES	1,701		1,556	—		1,556	9%

GROSS MARGIN	1,835		1,638	—		1,638	12%

% of Net Sales	51.9%		51.3%			51.3%	0.6 pts

MARKETING AND ADMINISTRATIVE EXPENSES	765		721	(28)		693	10%
% of Net Sales	21.6%		22.6%			21.7%	(0.1 pt)

RESEARCH AND DEVELOPMENT EXPENSES	239		219	—		219	9%
% of Net Sales	6.8%		6.9%			6.9%	(0.1 pt)

NET INTEREST EXPENSE	15		25	—		25	(40%)

OTHER EXPENSE, NET	13		3	—		3	N/M

PRE-TAX INCOME	803		670	28		698	15%

INCOME TAX EXPENSE	174		133	6		139	25%

% of Pre-Tax Income	21.7%		19.9%			19.9%	1.8 pts

NET INCOME	629		537	22		559	13%

LESS: NONCONTROLLING INTERESTS	14		2	—		2	N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$615		$535	$22		$557	10%

BASIC EPS	$1.08		$0.90	$0.04		$0.94	15%

DILUTED EPS	$1.07		$0.90	$0.03		$0.93	15%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	570		593			593
Diluted	575		596			596

[1]	There were no specified items included in the 2011 GAAP results.

[2]	Marketing and administrative expenses in 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

[3]	Represents the percentage change between the 2011 GAAP results and the 2010 results excluding the specified item.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 9
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Six Months Ended June 30, 2011 and 2010
(unaudited)
(in millions, except per share and percentage data)

	Six Months Ended
	June 30,
	2011	2010		Change
NET SALES	$6,820	$6,121	A	11%

COST OF SALES	3,310	3,440	A	(4%	)

GROSS MARGIN	3,510	2,681		31%

% of Net Sales	51.5%	43.8%		7.7 pts

MARKETING AND ADMINISTRATIVE EXPENSES	1,481	1,404	B	5%
% of Net Sales	21.7%	22.9%		(1.2 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	453	446		2%
% of Net Sales	6.6%	7.3%		(0.7 pts	)

NET INTEREST EXPENSE	25	44		(43%	)

OTHER EXPENSE, NET	17	5		N/M

PRE-TAX INCOME	1,534	782		96%

INCOME TAX EXPENSE	328	305	C	8%

% of Pre-Tax Income	21.4%	39.0%		(17.6 pts	)

NET INCOME	1,206	477		153%

LESS: NONCONTROLLING INTERESTS	21	5		N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$1,185	$472		151%

BASIC EPS	$2.07	$0.79		162%

DILUTED EPS	$2.05	$0.78		163%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	573	597
Diluted	578	602

ADJUSTED PRE-TAX INCOME (excluding specified items)	$1,534	$1,398	D	10%

ADJUSTED NET INCOME ATTRIBUTABLE TO BAXTER (excluding specified items)	$1,185	$1,121	D	6%

ADJUSTED DILUTED EPS (excluding specified items)	$2.05	$1.86	D	10%

A	Net sales and cost of sales in the first quarter of 2010 included a charge totaling $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company is undertaking outside of the United States, for which there was no net tax benefit recognized.

B	Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government.

C	Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

D	Refer to page 10 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Note to Consolidated Statements of Income
Six Months Ended June 30, 2011 and 2010
Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the six months ended June 30, 2010 included specified items which impacted the GAAP results as follows:

	Six Months Ended June 30,
	2011		2010
				Total	Excluding
				specified	specified
	GAAP	[1]	GAAP	items [2]	items	Change [3]

NET SALES	$6,820		$6,121	$213	$6,334	8%

COST OF SALES	3,310		3,440	(375)	3,065	8%

GROSS MARGIN	3,510		2,681	588	3,269	7%

% of Net Sales	51.5%		43.8%		51.6%	(0.1 pt)

MARKETING AND ADMINISTRATIVE EXPENSES	1,481		1,404	(28)	1,376	8%
% of Net Sales	21.7%		22.9%		21.7%	0 pts

RESEARCH AND DEVELOPMENT EXPENSES	453		446	—	446	2%
% of Net Sales	6.6%		7.3%		7.0%	(0.4 pts)

NET INTEREST EXPENSE	25		44	—	44	(43% )

OTHER EXPENSE, NET	17		5	—	5	N/M

PRE-TAX INCOME	1,534		782	616	1,398	10%

INCOME TAX EXPENSE	328		305	(33)	272	21%

% of Pre-Tax Income	21.4%		39.0%		19.5%	1.9 pts

NET INCOME	1,206		477	649	1,126	7%

LESS: NONCONTROLLING INTERESTS	21		5	—	5	N/M

NET INCOME ATTRIBUTABLE TO BAXTER	$1,185		$472	$649	$1,121	6%

BASIC EPS	$2.07		$0.79	$1.09	$1.88	10%

DILUTED EPS	$2.05		$0.78	$1.08	$1.86	10%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	573		597		597
Diluted	578		602		602

[1]	There were no specified items included in the 2011 GAAP results.

[2]	Net sales and cost of sales in the first quarter of 2010 included a charge totaling $588 million, or $0.98 per diluted share, which related to the recall of COLLEAGUE infusion pumps from the U.S. market and other actions the company is undertaking outside of the United States, for which there was no net tax benefit recognized. Marketing and administrative expenses in the second quarter of 2010 included a charge of $28 million ($22 million, or $0.03 per diluted share, on an after-tax basis) to write down accounts receivable in Greece, principally as a result of the anticipated settlement of certain accounts receivable with the Greek government. Income tax expense in the first quarter of 2010 included a charge of $39 million, or $0.07 per diluted share, to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

[3]	Represents the percentage change between the 2011 GAAP results and the 2010 results excluding specified items.
For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Cash Flows from Operations and Changes in Net Debt
(unaudited)
($ in millions)

Cash Flows from Operations
(Brackets denote cash outflows)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011		2010	2011		2010

Net income	$629		$537	$1,206		$477
Adjustments
Depreciation and amortization	169		169	327		335
Deferred income taxes	69		29	160		120	A
Stock compensation	33		33	61		63
Realized excess tax benefits from stock issued under employee benefit plans	(8)		(3)	(13)		(34)
COLLEAGUE infusion pump charge	—		—	—		588
Greece receivable charge	—		28	—		28
Other	10		(4)	18		5
Changes in balance sheet items
Accounts and other current receivables	(89)		(5)	(157)		(38)
Inventories	(153)		(25)	(214)		(119)
Accounts payable and accrued liabilities	11		(51)	(124)		(152)
Infusion pump and business optimization payments	(87)		(18)	(147)		(41)
Other	48		93	(114	) B	(170	) B

Cash flows from operations	$632		$783	$1,003		$1,062

Changes in Net Debt
Increase (decrease)
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2011		2010	2011		2010
Net debt, beginning of period	$2,206		$2,080	$1,702		$1,365

Cash flows from operations	(632)		(783)	(1,003)		(1,062)
Capital expenditures	210		237	408		467
Dividends	178		174	358		348
Proceeds from stock issued under employee benefit plans	(162)		(61)	(291)		(201)
Purchases of treasury stock	478		677	1,115		1,112
Acquisitions and investments	188	C	20	202	C	254	C
Divestiture and other	(106)		—	(106)		—
Other, including the effect of exchange rate changes	22		170	(3)		231

Increase in net debt	176		434	680		1,149

Net debt, June 30	$2,382		$2,514	$2,382		$2,514

Key statistics, June 30:
Days sales outstanding	57.8		54.3	57.8		54.3
Inventory turns	2.5		2.5	2.5		2.5

Selected balance sheet information:	June 30, 2011	December 31, 2010
Cash and equivalents	$2,018	$2,685
Accounts and other current receivables	$2,491	$2,265
Inventories	$2,648	$2,371
Accounts payable and accrued liabilities	$4,009	$4,017

A	Deferred income taxes in the first quarter of 2010 included a charge of $39 million to write off a deferred tax asset as a result of a change in the tax treatment of reimbursements under the Medicare Part D retiree prescription drug subsidy program.

B	Other cash flows from operations included planned contributions to the company’s pension plan in the United States of $150 million and $300 million in the first quarters of 2011 and 2010, respectively.

C	Acquisitions and investments in 2011 and 2010 principally related to the second quarter 2011 acquisition of Prism Pharmaceuticals, Inc., a specialty pharmaceutical company based in the United States, and the first quarter 2010 acquisition of ApaTech Limited, an orthobiologic products company based in the United Kingdom.

BAXTER — PAGE 12
BAXTER INTERNATIONAL INC.
Net Sales
Periods Ending June 30, 2011 and 2010
(unaudited)
($ in millions)

	Q2	Q2	% Growth @		% Growth @		YTD	YTD	% Growth @		% Growth @
	2011	2010	Actual Rates		Constant Rates		2011	2010	Actual Rates		Constant Rates

BioScience
United States	$687	$636	8%		8%		$1,371	$1,246	10%		10%
International	866	722	20%		11%		1,590	1,474	8%		5%
Total BioScience	$1,553	$1,358	14%		10%		$2,961	$2,720	9%		7%

Medical Products [1]
United States [2]	$722	$710	2%		2%		$1,452	$1,384	5%		5%
International	1,251	1,114	12%		4%		2,389	2,206	8%		4%
Total Medical Products – Adjusted [2]	$1,973	$1,824	8%		3%		$3,841	$3,590	7%		4%

COLLEAGUE infusion pump charge [2]								(213)

Total Medical Products – GAAP [2]	$1,973	$1,824	8%		3%		$3,841	$3,377	14%		11%

Transfusion Therapies [3]
United States	$9	$9	0%		0%		$17	$18	(6%	)	(6%	)
International	1	3	(67%	)	(67%	)	1	6	(83%	)	(83%	)
Total Transfusion Therapies	$10	$12	(17%	)	(17%	)	$18	$24	(25%	)	(25%	)

Baxter International Inc.
United States [2]	$1,418	$1,355	5%		5%		$2,840	$2,648	7%		7%
International	2,118	1,839	15%		7%		3,980	3,686	8%		4%
Total Baxter - Adjusted [2]	$3,536	$3,194	11%		6%		$6,820	$6,334	8%		5%

COLLEAGUE infusion pump charge [2]								(213)

Total Baxter - GAAP [2]	$3,536	$3,194	11%		6%		$6,820	$6,121	11%		9%

[1]	Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[2]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 16 for a reconciliation to GAAP measures.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the Transfusion Therapies (TT) business after the February 2007 divestiture.

BAXTER — PAGE 13
BAXTER INTERNATIONAL INC.
GAAP Key Product Line Sales
Periods Ending June 30, 2011 and 2010
(unaudited)
($ in millions)

	GAAP	GAAP	% Growth @		% Growth @		GAAP	GAAP	% Growth @		% Growth @
	Q2 2011	Q2 2010	Actual Rates		Constant Rates		YTD 2011	YTD 2010	Actual Rates		Constant Rates

BioScience
Recombinants	$570	$525	9%		3%		$1,082	$1,035	5%		2%
Plasma Proteins	363	314	16%		11%		671	606	11%		9%
Antibody Therapy	381	310	23%		21%		755	632	19%		19%
Regenerative Medicine	147	133	11%		6%		287	252	14%		12%
Other [1]	92	76	21%		12%		166	195	(15%	)	(19%	)

Total BioScience	$1,553	$1,358	14%		10%		$2,961	$2,720	9%		7%

Medical Products [2]
Renal	$633	$585	8%		2%		$1,220	$1,169	4%		0%
Global Injectables	506	472	7%		3%		1,023	923	11%		9%
IV Therapies	452	418	8%		3%		880	809	9%		6%
Infusion Systems [3]	233	216	8%		5%		444	212	110%		106%
Anesthesia	143	130	10%		8%		261	257	2%		0%
Other	6	3	100%		25%		13	7	86%		20%

Total Medical Products [3]	$1,973	$1,824	8%		3%		$3,841	$3,377	14%		11%

Transfusion Therapies[4]	$10	$12	(17%	)	(17%	)	$18	$24	(25%	)	(25%	)

Total Baxter [3]	$3,536	$3,194	11%		6%		$6,820	$6,121	11%		9%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[3]	GAAP net sales in the first quarter of 2010 included a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 16 for a reconciliation to GAAP measures.

[4]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 14
BAXTER INTERNATIONAL INC.
Adjusted Key Product Line Sales
Periods Ending June 30, 2011 and 2010
(unaudited)
($ in millions)

	GAAP		GAAP		% Growth @		% Growth @		GAAP		Adjusted	% Growth @		% Growth @
	Q2 2011	[1]	Q2 2010	[1]	Actual Rates		Constant Rates		YTD 2011	[1]	YTD 2010	Actual Rates		Constant Rates

BioScience
Recombinants	$570		$525		9%		3%		$1,082		$1,035	5%		2%
Plasma Proteins	363		314		16%		11%		671		606	11%		9%
Antibody Therapy	381		310		23%		21%		755		632	19%		19%
Regenerative Medicine	147		133		11%		6%		287		252	14%		12%
Other [2]	92		76		21%		12%		166		195	(15%	)	(19%	)

Total BioScience	$1,553		$1,358		14%		10%		$2,961		$2,720	9%		7%

Medical Products [3]
Renal	$633		$585		8%		2%		$1,220		$1,169	4%		0%
Global Injectables	506		472		7%		3%		1,023		923	11%		9%
IV Therapies	452		418		8%		3%		880		809	9%		6%
Infusion Systems - Adjusted [4]	233		216		8%		5%		444		425	4%		3%
Anesthesia	143		130		10%		8%		261		257	2%		0%
Other	6		3		100%		25%		13		7	86%		20%

Total Medical Products - Adjusted [4]	$1,973		$1,824		8%		3%		$3,841		$3,590	7%		4%

Transfusion Therapies [5]	$10		$12		(17%	)	(17%	)	$18		$24	(25%	)	(25%	)

Total Baxter - Adjusted [4]	$3,536		$3,194		11%		6%		$6,820		$6,334	8%		5%

[1]	There were no adjustments included in the 2011 GAAP results or the Q2 2010 GAAP results.

[2]	Principally includes vaccines and sales of plasma to third parties.

[3]	Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[4]	Adjusted net sales in the first quarter of 2010 excluded a charge of $213 million related to the recall of COLLEAGUE infusion pumps. Refer to page 16 for a reconciliation to GAAP measures.

[5]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 15
BAXTER INTERNATIONAL INC.
Key Product Line Sales by U.S. and International
Three-Month Periods Ending June 30, 2011 and 2010
(unaudited)
($ in millions)

	Q2 2011			Q2 2010			% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.		International		Total

BioScience
Recombinants	$239	$331	$570	$233	$292	$525	3%		13%		9%
Plasma Proteins	103	260	363	110	204	314	(6%	)	27%		16%
Antibody Therapy	261	120	381	211	99	310	24%		21%		23%
Regenerative Medicine	78	69	147	76	57	133	3%		21%		11%
Other [1]	6	86	92	6	70	76	0%		23%		21%

Total BioScience	$687	$866	$1,553	$636	$722	$1,358	8%		20%		14%

Medical Products [2]
Renal	$97	$536	$633	$98	$487	$585	(1%	)	10%		8%
Global Injectables	255	251	506	263	209	472	(3%	)	20%		7%
IV Therapies	144	308	452	134	284	418	7%		8%		8%
Infusion Systems	137	96	233	132	84	216	4%		14%		8%
Anesthesia	88	55	143	84	46	130	5%		20%		10%
Other	1	5	6	(1)	4	3	N/M		25%		100%

Total Medical Products	$722	$1,251	$1,973	$710	$1,114	$1,824	2%		12%		8%

Transfusion Therapies[3]	$9	$1	$10	$9	$3	$12	0%		(67%	)	(17%	)

Total Baxter	$1,418	$2,118	$3,536	$1,355	$1,839	$3,194	5%		15%		11%

[1]	Principally includes vaccines and sales of plasma to third parties.

[2]	Medical Products represents the combination of the company’s former Medication Delivery and Renal businesses into a single global business unit. Effective January 1, 2011, the company changed its segment presentation to reflect this new structure, and recast all prior periods presented to conform to the new presentation.

[3]	Represents revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business after the February 2007 divestiture.

BAXTER — PAGE 16
BAXTER INTERNATIONAL INC.
Reconciliation of GAAP to Non-GAAP Net Sales Measures
Periods Ending June 30, 2011 and 2010
(unaudited)
($ in millions)
The company’s GAAP net sales results for the six months ended June 30, 2010 included a $213 million charge related to the recall of COLLEAGUE infusion pumps, which impacted GAAP net sales as follows:

							% Growth @			% Growth @
	2011 YTD			2010 YTD			Actual Rates			Constant Rates
	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total	U.S.	International	Total

Infusion Systems - GAAP			$444			$212			110%			106%
COLLEAGUE infusion pump charge						213

Infusion Systems - Adjusted			$444			$425			4%			3%

Total Medical Products - GAAP	$1,452	$2,389	$3,841	$1,171	$2,206	$3,377	24%	8%	14%	24%	4%	11%
COLLEAGUE infusion pump charge				213		213

Total Medical Products - Adjusted	$1,452	$2,389	$3,841	$1,384	$2,206	$3,590	5%	8%	7%	5%	4%	4%

Total Baxter - GAAP	$2,840	$3,980	$6,820	$2,435	$3,686	$6,121	17%	8%	11%	17%	4%	9%
COLLEAGUE infusion pump charge				213		213

Total Baxter - Adjusted	$2,840	$3,980	$6,820	$2,648	$3,686	$6,334	7%	8%	8%	7%	4%	5%

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.